SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Levitt Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEVITT CORPORATION
2100 West Cypress Creek Road
Fort Lauderdale, Florida 33309

April 17, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Levitt Corporation, which will be held on May 16, 2006 at 11:00 a.m. local time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

Please read these materials so that you will know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you cannot attend the meeting.

On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Alan B. Levan
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
CORPORATE GOVERNANCE
PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS
ADDITIONAL INFORMATION

LEVITT CORPORATION
2100 West Cypress Creek Road
Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2006

Notice is hereby given that the Annual Meeting of Shareholders of Levitt Corporation (the “Company”) will be held at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on May 16, 2006 commencing at 11:00 a.m. local time, for the following purposes:

1. To elect three directors to the Company’s Board of Directors to serve until the Annual Meeting in 2009.

2. To approve the Company’s Amended and Restated 2003 Stock Incentive Plan solely to increase the number of shares of common stock available for grant under the Company’s 2003 Stock Incentive Plan.

3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

The matters listed above are more fully described in the Proxy Statement that forms a part of this Notice.

Only shareholders of record at the close of business on March 20, 2006 are entitled to notice of and to vote at the Annual Meeting.

Sincerely yours,

Alan B. Levan
Chairman of the Board

Fort Lauderdale, Florida
April 17, 2006

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES; THEREFORE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

LEVITT CORPORATION
2100 West Cypress Creek Road
Fort Lauderdale, Florida 33309

PROXY STATEMENT

The Board of Directors of Levitt Corporation (the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on May 16, 2006 at 11:00 a.m. and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement, Notice of Meeting and accompanying proxy card are being mailed to shareholders on or about April 17, 2006.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

What is the purpose of the meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors and the approval of the Company’s Amended and Restated 2003 Stock Incentive Plan as well as any other matters which may properly be brought before the meeting.

Who is entitled to vote at the meeting?

Record holders of the Company’s Class A Common Stock (“Class A Stock”) and record holders of the Company’s Class B Common Stock (“Class B Stock”) at the close of business on March 20, 2006 may vote at the meeting.

On March 20, 2006, 18,604,053 shares of Class A Stock and 1,219,031 shares of Class B Stock were outstanding and, thus, are eligible to vote at the meeting.

What are the voting rights of the holders of Class A Stock and Class B Stock?

Holders of Class A Stock and the holder of Class B Stock will vote as one class of common stock on the matters to be voted upon at the Annual Meeting. Holders of Class A Stock are entitled to one vote per share, with all holders of Class A Stock having in the aggregate 53% of the general voting power. The number of votes represented by each share of Class B Stock, which represent in the aggregate 47% of the general voting power, is calculated each year in accordance with the Company’s Amended and Restated Articles of Incorporation. At this year’s Annual Meeting, each outstanding share of Class B Stock will be entitled to 13.5336 votes on each matter.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the Company’s common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares but not the shareholder of record, and your shares are held in “street name.”

How do I vote my shares?

If you are a shareholder of record, you can give a proxy to be voted at the meeting by mailing in the enclosed proxy card.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Can I vote my shares in person at the meeting?

Yes. If you are a shareholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the meeting.

However, if you are a “street name” holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your vote by proxy or by giving instructions to your broker or nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What are my choices when voting?

In the election of directors, you may vote for all nominees, or your vote may be withheld with respect to one or more nominees. The proposal related to the election of directors is described in this Proxy Statement beginning at page 8.

With respect to the proposal to approve the Company’s Amended and Restated 2003 Stock Incentive Plan, you may vote for the proposal, against the proposal or abstain from voting on the proposal. This proposal is described in this Proxy Statement beginning at page 22.

What is the Board’s recommendation?

The Board of Directors recommends a vote FOR all of the nominees for director and FOR the approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.

What if I do not specify how I want my shares voted?

If you do not specify on your proxy card how you want to vote your shares, we will vote them FOR all of the nominees for director and FOR the approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.

Can I change my vote?

Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

•	by submitting written notice of revocation to the Company’s Secretary;

•	by submitting another proxy by mail that is dated later and is properly signed; or

•	by voting in person at the Annual Meeting.

What vote is required for a proposal to be approved?

For the election of directors, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

For the approval of the Company’s Amended and Restated 2003 Stock Incentive Plan, the affirmative vote of the holders of a majority of the votes cast on the proposal will be required for approval. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the adoption of the Company’s Amended and Restated 2003 Stock Incentive Plan.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the broker. Whether the broker may vote your shares in its discretion depends on the proposals before the Annual Meeting. Under the rules of the New York Stock Exchange, your broker may vote your shares in its discretion on “routine matters.” The election of directors is a routine matter on which brokers will be permitted to vote your shares if no voting instructions are furnished. The rules of the New York Stock Exchange, however, do not permit your broker to vote your shares in its discretion on proposals that are not considered “routine.” The approval of the Company’s Amended and Restated 2003 Stock Incentive Plan is a non-routine matter. Accordingly, if your broker has not received your voting instructions with respect to that proposal, your broker cannot vote your shares on that proposal. This is called a “broker non-vote.” However, because shares that constitute broker non-votes (which include shares as to which brokers withhold authority) will not be considered entitled to vote on such matters, broker non-votes will have no effect on the outcome of the proposal.

Are there any other matters to be acted upon at the Annual Meeting?

We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

CORPORATE GOVERNANCE

Pursuant to the Company’s bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Determination of Director Independence

The full Board undertook a review of each of the directors’ independence and the facts underlying those determinations on February 28, 2006. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported below under “Certain Relationships and Related Transactions.” It also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationship or transaction was inconsistent with a determination that the director is independent under applicable laws and regulations and the New York Stock Exchange listing standards. As permitted by the listing standards of the New York Stock Exchange, the Board has determined that the following categories of relationships will not constitute material relationships that impair a director’s independence: (i) serving on third party boards of directors with other members of the Board, (ii) payments or charitable gifts by the Company to entities with which a director is an executive officer or employee where such payments or gifts do not exceed the greater of $1 million or 2% of such company’s or charity’s consolidated gross revenues, and (iii) investments by directors in common with each other or the Company, its affiliates or executive officers. As a result of its review of the relationships of each of the members of the Board, and considering these categorical standards, the Board has affirmatively determined that a majority of the Company’s

Board members, including James Blosser, S. Lawrence Kahn, III, Alan Levy, Joel Levy, and William Nicholson, are independent directors within the meaning of the listing standards of the New York Stock Exchange and applicable law.

Committees of the Board of Directors and Meeting Attendance

The Company’s Board of Directors has established Audit, Compensation and Nominating and Corporate Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the “Investor Relations” section of our website at www.levittcorporation.com/investor/governance/index.php, and each is available in print without charge to any shareholder.

The Board met ten times during 2005. Each of the members of the Board of Directors attended at least 75% of the meetings of the Board and Committees on which he or she served, except that Mr. Scherer attended 70% of such meetings. All of the then-serving members of the Board of Directors attended the Company’s Annual Meeting in 2005, although the Company has no formal policy requiring them to do so.

The Audit Committee

The Audit Committee consists of Joel Levy, Chairman, William Nicholson and S. Lawrence Kahn, III. The Board has determined that all current members of the Audit Committee are “financially literate” and “independent” within the meaning of the listing standards of the New York Stock Exchange and applicable Securities and Exchange Commission (“SEC”) regulations. Mr. Levy, the chair of this committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee met 12 times during the 2005 fiscal year, and its members also held various informal conference calls as a committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor. Additionally, the Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications, performance and independence of the Company’s independent auditor, and (iv) the performance of the Company’s internal audit function. In connection with these oversight functions, the Audit Committee receives reports from the Company’s outsourced internal audit group, periodically meets with management and the Company’s independent auditors to receive information concerning internal controls over financial reporting and any deficiencies in such controls, and has adopted a complaint monitoring procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. A report from the Audit Committee is included at page 19.

The Compensation Committee

The Compensation Committee consists of S. Lawrence Kahn, III, Chairman, Alan Levy and William Nicholson. All of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange. In addition, each committee member is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met five times during 2005. The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of the Chief Executive Officer and determines or makes recommendations with respect to the compensation of the Company’s other executive officers. It also administers the Company’s equity-based and performance-based compensation plans. A report from the Compensation Committee is included at page 15.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of James Blosser, Chairman, Alan Levy and Joel Levy, each of whom has been determined by the Board of Directors to meet the New York Stock Exchange’s standards for independence. The Nominating/Corporate Governance Committee met four times during 2005. The Nominating/ Corporate Governance Committee is responsible for assisting the Board in identifying individuals qualified to become directors, making recommendations of candidates for directorships, developing and recommending to the Board a set of corporate governance principles for the Company, overseeing the evaluation of the Board and management, overseeing the selection, composition and evaluation of Board committees and overseeing the management continuity and succession planning process.

Generally, the Committee will identify candidates through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Committee believes that those candidates can make to the Board and to management and on such other qualifications and factors as the Committee considers appropriate. In assessing potential new directors, the Committee will seek individuals from diverse professional backgrounds who provide a broad range of experience and expertise. Board candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. If the Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate’s election to the full Board. Since the last Annual Meeting of Shareholders, the Committee has not nominated a new candidate for election as director.

Under the Company’s bylaws, nominations for directors may be made only by or at the direction of the Board of Directors, or by a shareholder entitled to vote who delivers written notice (along with certain additional information specified in our bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For our 2007 Annual Meeting, we must receive this notice between January 16 and February 17, 2007.

Investment Committee

The Investment Committee was established by the Company’s Board of Directors by resolution in September 2003 and consists of Alan B. Levan, Chairman, John E. Abdo, William Nicholson and two outside, non-voting advisory members. The Investment Committee met 24 times in 2005. The Investment Committee assists the Board in supervising and overseeing the management of the Company’s investments in capital assets. Specifically, the Investment Committee (i) reviews and approves all real property transactions, (ii) authorizes new project and working capital debt subject to guidelines established by the Board, and (iii) authorizes refinancing and other modifications to existing project and other working capital debt subject to limits established by the Board.

Executive Sessions of Non-Management and Independent Directors

On January 24, and July 25, 2005 the non-management directors of the Company met in an executive session of the Board in which management directors and other members of management did not participate. Mr. Dornbush was the presiding director for these sessions. The non-management directors will meet at semi-annual scheduled meetings each year and may schedule additional meetings without management present as they determine to be necessary.

Compensation of Directors

The Company’s Compensation Committee recommends director compensation to the Board based on factors it considers appropriate and based on the recommendations of management. In 2005, non-employee directors of the Company each received a prorated annual fee of $36,000 for the six-month period ending June 30, 2005. On June 27, 2005, the Board of Directors of the Company, upon recommendation of the Compensation Committee, approved a non-employee director compensation plan which provides that for the period July 1, 2005 through June 30, 2006, each non-employee director will receive $100,000 for service on the Board of Directors, payable in cash, restricted stock or non-qualified stock options, in such combinations as the directors may elect, provided that no more than $50,000 is payable in cash. The restricted stock and stock options are granted in Class A Stock under the Company’s 2003 Stock Incentive Plan. Restricted stock vests monthly over the 12-month service period and stock options are fully vested on the date of grant, have a ten-year term and have an exercise price equal to the closing market price of the Class A Stock on the date of grant. The number of stock options and restricted stock granted is determined by the Company based on assumptions and formulas typically used to value these types of securities. Based on their elections, non-employee directors will receive for their services during the annual period beginning July 1, 2005 an aggregate of $330,000 in cash, 7,342 shares of restricted Class A Stock and stock options to acquire 10,185 shares of Class A Stock. No director receives additional compensation for attendance at Board of Directors’ meetings or meetings of committees on which he serves except as follows. In 2005, members of the Audit Committee, other than its Chairman, received an annual cash amount of $8,000 pro rated for the six-month period ending June 30, 2005 and effective July 1, 2005 were entitled to an annual cash amount of $10,000, which was prorated for the period July 1, 2005 through December 31, 2005. The Chairman of the Audit Committee received a pro rated annual cash amount of $12,000 for the six-month period ending June 30, 2005, and effective July 1, 2005 was entitled to receive an annual cash amount of $15,000 which was prorated for the period July 1, 2005 through December 31, 2005, for a total cash amount of $13,500 during 2005. Members of the Nominating/Corporate Governance and Compensation Committees, including the Chairmen of those committees, received an additional $3,000 in cash annually, pro rated for the six-month period ending June 30, 2005, for their service on those committees and effective July 1, 2005, except for the Chairmen, no longer receive additional compensation for service on those committees. Effective July 1, 2005, the Chairmen of the Nominating/Corporate Governance and Compensation Committees each were entitled to receive an annual cash amount of $3,500, which was prorated for the six month period July 1, 2005 through December 31, 2005. Non-employee directors serving on the Company’s Investment Committee receive $15,000 per year for service on that committee. Directors who are also officers of the Company or its subsidiaries do not receive additional compensation for their service as directors or for attendance at Board of Directors’ meetings or committee meetings.

Director and Management Indebtedness

The Company has not made any loans to its executive officers or directors.

Communications with the Board of Directors and Non-Management Directors

Interested parties who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group, can write to the Corporate Secretary, Levitt Corporation, 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309. If the person submitting the letter is a shareholder of the Company, the letter should include a statement indicating such. Depending on the subject matter, an officer of the Company will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or

•	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Code of Ethics

The Company has a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including its principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on the Company’s website at www.levittcorporation.com. The Company will post amendments to or waivers from its Code of Ethics to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer on its website. The Company posted one such waiver on May 25, 2005.

Compensation Committee Interlocks and Insider Participation

The Board of Directors has designated Alan Levy, S. Lawrence Kahn, III and William R. Nicholson, none of whom are employees of the Company or any of its subsidiaries, to serve on the Compensation Committee. The Company’s Chairman and Vice Chairman are also executive officers of BFC Financial Corporation, the Company’s controlling shareholder. In addition, the Company’s Chairman and Vice Chairman are also executive officers of BankAtlantic Bancorp, Inc. and of Bluegreen Corporation, each of which is an affiliate of the Company. Each of the Company’s Chairman and Vice Chairman also receives compensation from BFC Financial Corporation and from BankAtlantic Bancorp, Inc. and each was granted stock options by Bluegreen Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2005, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

1) PROPOSAL FOR ELECTION OF DIRECTORS

Nominees for Election as Director

The Company’s Board of Directors currently consists of nine directors divided into three classes, each of which has a three year term expiring in annual succession. The Company’s bylaws provide that the Board of Directors shall consist of no less than three or more than twelve directors. The specific number of directors is set from time to time by resolution of the Board. A total of three directors will be elected at the Annual Meeting, all of whom will be elected for the term expiring in 2009.

Each of the nominees was recommended for nomination by the Nominating/Corporate Governance Committee and has consented to serve the term indicated. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, the nominees and directors listed below have had no change in principal occupation or employment during the past five years.

The Directors Standing For Election Are:

TERMS ENDING IN 2009:

JAMES BLOSSER	Director since 2001

Mr. Blosser, age 68, has been an attorney with the law firm of Blosser & Sayfie since 2001. Additionally, from 1999 to 2004 he was a partner with the governmental relations firm of Poole, McKinley & Blosser. Prior to 1999, he was an Executive Vice President for Huizenga Holdings, a sports, investment and entertainment conglomerate in Fort Lauderdale, Florida.

DARWIN DORNBUSH	Director since 2003

Mr. Dornbush, age 76, is a senior partner in the law firm of Dornbush Schaeffer Strongin & Weinstein, LLP. He has served as the Secretary of Benihana, Inc. and its predecessor since 1983, and he has been a director of Benihana, Inc. since 1995. Mr. Dornbush has served as Secretary and since 1980 he has been a director of Benihana of Tokyo, the parent company of Benihana, Inc. (Nasdaq: BNHN), a national restaurant chain. BFC Financial Corporation, the Company’s controlling shareholder, is a minority shareholder in Benihana, Inc. Mr. Dornbush is also a director of Cantel Medical Corp., a healthcare company.

ALAN B. LEVAN	Director since 1987

Mr. Levan, age 61, is a director, Chairman of the Board and Chief Executive Officer. He was first elected as a director of the Company in 1987. He also serves as Chairman of the Board, President and Chief Executive Officer of BankAtlantic Bancorp, Inc., the holding company for BankAtlantic, and Chairman of the Board and Chief Executive Officer of BankAtlantic. He is also a director and Chairman of the Board of Bluegreen Corporation (NYSE: BXG). He formed the I.R.E. Group (predecessor to BFC Financial Corporation) in 1972. Since 1978, he has been the Chairman of the Board, President, and Chief Executive Officer of BFC Financial Corporation (or its predecessors), the Company’s controlling shareholder.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL OF THE NOMINEES BE ELECTED AS DIRECTORS.

The Directors Continuing in Office are:

TERMS ENDING IN 2007:

WILLIAM SCHERER	Director since 2001

Mr. Scherer, age 58, has been an attorney in the law firm of Conrad & Scherer, P.A. since 1974.

S. LAWRENCE KAHN, III	Director since 2003

Mr. Kahn, age 59, has been the President and Chief Executive Officer since 1986 of Lowell Homes, Inc., a Florida corporation engaged in the business of home building. Mr. Kahn also serves as a director of the Great Florida Bank.

JOEL LEVY	Director since 2003

Mr. Levy, age 66, has been the Chief Operating Officer and Vice Chairman of the Board of The Adler Group, Inc., a commercial real estate company, since 1984.

TERMS ENDING IN 2008:

JOHN E. ABDO	Director since 1985

Mr. Abdo, age 62, is the Vice Chairman of the Board and served as President of the Company from 2001 through July 2005. He was first elected as an officer of the Company in 1985. Mr. Abdo also serves as a director, Vice Chairman, and Chairman of the Executive Committee of BankAtlantic, director and Vice Chairman of BankAtlantic Bancorp, Inc., and serves as a director and Vice Chairman of BFC Financial Corporation. BFC Financial Corporation is the Company’s controlling shareholder. He is also a director of Benihana, Inc., a national restaurant chain in which BFC Financial Corporation is a minority shareholder, and a director and Vice Chairman of the Board of Bluegreen. Mr. Abdo is also the President of the Broward Performing Arts Foundation.

WILLIAM NICHOLSON	Director since 2003

Mr. Nicholson, age 60, has been a principal with Heritage Capital Group since 2003. Previously, Mr. Nicholson served as Managing Director of Bank of America Securities and Bank of America in the real estate advisory group.

ALAN J. LEVY	Director since 2005

Mr. Levy, age 66, is the founder, President and Chief Executive Officer of Great American Farms, Inc., an agricultural company involved in the farming, marketing and distribution of a variety of fruits, vegetables and meat products, since 1980.

Identification of Executive Officers

The following individuals are executive officers of the Company:

Name	Age	Position

Alan B. Levan	61	Chairman of the Board and Chief Executive Officer
John E. Abdo	62	Vice Chairman of the Company
Paul J. (“Pete”) Hegener	65	President of Core Communities, LLC
Jeffery Hoyos	50	Regional President, South Florida, Levitt and Sons, LLC
John Laguardia	67	Senior Vice President, Levitt Corporation
George P. Scanlon	48	Executive Vice President and Chief Financial Officer, Levitt Corporation
Elliott M. Wiener	71	President of Levitt and Sons, LLC
Seth M. Wise	36	President, Levitt Corporation and Chief Operating Officer of Levitt and Sons, LLC

The following additional information is provided for the executive officers shown above that are not directors of the Company:

Paul J. (“Pete”) Hegener joined Core Communities in 1992 as its President.

Jeffery Hoyos joined Levitt and Sons in 1989 as its Corporate Controller. He became the Regional President, South Florida Region in January 2006 and previously served as Senior Vice President — Finance and Chief Financial Officer of Levitt and Sons beginning in 1991.

John Laguardia is the Senior Vice President of the Company and was the Chairman and Chief Executive Officer of Bowden Building Corporation from 2004 through May 2005. From 1999 through April 2004, Mr. Laguardia was the President, Chief Executive Officer and Chief Operating Officer of ALH, II, Inc., the prior owner of Bowden Building Corporation. Mr. Laguardia is a director for Bluegreen Corporation.

George P. Scanlon joined the Company in August 2004 and was named Executive Vice President and Chief Financial Officer. Mr. Scanlon was the chief financial officer of Datacore Sofware Corporation from December 2001 to August 2004. Datacore is a privately-owned independent software vendor specializing in storage control, storage management and storage consolidation. Prior to joining Datacore, Mr. Scanlon was the chief financial officer at Seisint, Inc. from November 2000 to September 2001. Seisint was a privately-owned technology company specializing in providing data search and processing products. Prior to joining Seisint, Mr. Scanlon was employed at Ryder System, Inc. from August 1982 to June 2000, serving in a variety of financial positions, and most recently as Senior Vice President — Planning and Controller. Ryder is a publicly-traded Fortune 500 provider of transportation, logistics and supply chain management services.

Elliott Wiener joined Levitt and Sons in 1975 as its Chief Financial Officer and became its President in 1982.

Seth M. Wise was named President of the Company in July 2005. He previously served as Executive Vice President beginning in September 2003. He became Chief Operating Officer of Levitt and Sons in 2006. Previously, Mr. Wise was a Vice President of Abdo Companies, Inc., a South-Florida-based private real estate development company controlled by John E. Abdo, the Company’s Vice Chairman.

Executive Agreements

Levitt and Sons entered into an Employment Agreement with Elliott M. Wiener, Levitt and Sons’ President, on July 19, 2001 for an original term that expired December 31, 2005. Commencing on January 1, 2006, and each January 1 thereafter, the agreement automatically renews for successive one year terms; provided, however, Mr. Wiener or Levitt and Sons may terminate the agreement by notice given no later than six months prior to the end of any one-year term. Pursuant to the employment agreement, Mr. Wiener is entitled to incentive compensation provided Levitt and Sons achieves an after tax return on equity of at least 15%.

In December 1993, which was prior to the Company’s acquisition of Levitt and Sons, Levitt and Sons entered into a Deferred Compensation Plan and Split Dollar Agreement for Elliott M. Wiener. Pursuant to this agreement, Levitt and Sons purchased a split dollar life insurance policy for an initial payment of $220,000 with a death benefit of $900,000. Levitt and Sons retains ownership of the policy, but Levitt and Sons may not change the terms of the policy nor encumber or transfer the benefits thereunder. Annual premiums are the responsibility of Mr. Wiener, except as may otherwise be agreed from time to time with Levitt and Sons. Levitt and Sons is the primary beneficiary of such portion of the death benefit as is represented by the cash value on the policy. Levitt and Sons is obligated to transfer the ownership of the policy to Mr. Wiener within thirty (30) days of the termination date of Mr. Wiener’s employment with Levitt and Sons; provided, however, upon a termination of employment as a result of Mr. Wiener’s death, Levitt and Sons is obligated to make a lump sum payment in the amount of the cash surrender value of the policy to a trust designated by Mr. Wiener. Levitt and Sons’ obligations under the agreement are unfunded.

Certain Relationships and Related Transactions

The Company and BankAtlantic Bancorp, Inc. are under common control. The controlling shareholder of the Company and BankAtlantic Bancorp, Inc. is BFC Financial Corporation. BankAtlantic Bancorp, Inc. is the parent company of BankAtlantic. The majority of BFC Financial Corporation’s capital stock is owned or controlled by the Company’s Chairman and Chief Executive Officer, Alan B. Levan, and by the Company’s Vice Chairman, John E. Abdo, both of whom are also directors of the Company, executive officers and directors of BFC Financial Corporation, of BankAtlantic Bancorp, Inc. and of BankAtlantic. Mr. Levan and Mr. Abdo are also the Chairman and Vice Chairman, respectively, of Bluegreen Corporation.

The Company occupies office space at BankAtlantic Bancorp’s corporate headquarters. BankAtlantic Bancorp provides this office space to the Company and BFC Financial Corporation on a month-to-month basis and receives reimbursements for overhead.

Pursuant to the terms of a transitional services agreement between the Company and BankAtlantic Bancorp, BankAtlantic Bancorp or its subsidiary, BankAtlantic, provided certain administrative services, including human resources, investor and public relations on a percentage of cost basis. The total amount for occupancy and these services paid in 2005 was $883,000. These amounts may not be representative of the amounts that would be paid in an arms-length transaction. Separately, the Company paid certain fees to BFC Financial Corporation and to Bluegreen in respect of services provided to the Company by those entities.

The following table sets forth fees paid to related parties during the year (in thousands):

BFC Financial Corporation	$127
BankAtlantic Bancorp	883
Bluegreen Corporation	81

Total fees	$1,091

Levitt and Sons, LLC utilizes the services of Conrad & Scherer, P.A., a law firm in which William R. Scherer, a member of the Company’s Board of Directors, is a member. Levitt and Sons paid fees aggregating $914,000 to this firm during 2005.

Certain of the Company’s executive officers separately receive compensation from affiliates of the Company for services rendered to those affiliates. Members of the Company’s Board of Directors and executive officers also have banking relationships with BankAtlantic in the ordinary course of BankAtlantic’s business.

At December 31, 2005, $5.1 million of cash and cash equivalents of the Company were held on deposit by BankAtlantic. Interest on deposits held at BankAtlantic for the year ended December 31, 2005 was approximately $316,000.

During 2004 and 2005, actions were taken by the Company with respect to the development of certain property owned by BankAtlantic. The Company’s efforts included the successful rezoning of the property and obtaining the permits necessary to develop the property for residential and commercial use. At December 31, 2005, BankAtlantic had agreed to reimburse the Company $438,000 for the out-of-pocket costs incurred by it in connection with these efforts. The Company has also sought as additional compensation from BankAtlantic a percentage of the increase in the value of the underlying property attributable to the Company’s efforts based upon the proceeds to be received from BankAtlantic on the sale of the property to a third party. The timing and amount of such additional compensation, if any, has not yet been agreed upon.

In connection with BankAtlantic Bancorp’s spin-off of the Company as of December 31, 2003, BankAtlantic Bancorp converted a $30.0 million demand note owed by the Company to BankAtlantic Bancorp to a five year term note. Prior to the spin-off, the Company declared an $8.0 million dividend to BankAtlantic Bancorp payable in the form of a five-year term note with the same payment terms as the $30.0 million note. There were no amounts outstanding under the notes to BankAtlantic Bancorp as of December 31, 2005. The Company paid approximately $900,000 of interest to BankAtlantic Bancorp pursuant to the terms of the notes during 2005.

Summary Compensation Table

Officers of the company receive no additional compensation for their service for the Company, other than that paid by the Company or the Company’s subsidiaries. Officers who serve as officers or directors of Company affiliates receive compensation from those affiliates for the services rendered by them to such affiliates. The following table sets forth certain summary information concerning compensation paid or accrued by the Company or the Company’s subsidiaries to or on behalf of the Company’s Chief Executive Officer (“CEO”) and each of the four other highest paid executive officers (determined as of December 31, 2005) for the fiscal years ended December 31, 2005, 2004 and 2003.

							Long-Term Compensation
		Annual Compensation					Awards		Payouts
					Other
					Annual		Restricted	Securities		All other
					Compen-		Stock	Underlying	LTIP	Compen-
Name and Principal Position	Year	Salary	Bonus		sation		Award(s)	Options/SARs	Payouts	sation(a)

Alan B. Levan,	2005	$500,000	$300,000		$5,468	(b)	—	40,000	$—	$—
Chairman of the Board,	2004	111,152	189,896		—		—	60,000	—	—
Chief Executive Officer	2003	103,231	62,400		—		—	—	—	—
John E. Abdo,	2005	609,375	914,062	(c)	7,998	(b)	—	60,000	—	271,234	(d)
Vice Chairman	2004	478,875	731,250		—		—	90,000	—	291,244	(d)
of the Board	2003	365,000	390,000		—		—	—	—	291,244	(d)
Paul J. (“Pete”) Hegener	2005	403,092	1,783,500	(e)	5,346	(b)	—	30,000	—	7,800	(f)
President, Core					8,400	(g)
Communities, LLC	2004	410,831	1,862,975		8,200	(g)	—	45,000	—	8,180	(f)
	2003	244,500	671,000		8,000	(g)	—	—	—	9,900	(f)
Jeffery Hoyos,	2005	286,616	388,456	(h)	3,585	(b)	—	10,000	—	4,800	(f)
Senior Vice President,					8,400	(g)				3,000	(j)
Levitt and Sons, LLC	2004	268,616	588,770		8,200	(g)	—	15,000	—	4,800	(f)
										3,000	(j)
	2003	240,000	230,930		8,000	(g)	—	—	—	4,800	(f)
										3,000	(j)
Elliott M. Wiener,	2005	505,615	1,165,369	(h)	6,696	(b)	—	30,000	—	6,000	(f)
President, Levitt					8,400	(g)				13,674	(i)
and Sons, LLC	2004	505,616	1,766,311		8,200	(g)	—	45,000	—	6,000	(f)
										13,674	(i)
	2003	500,000	692,790		8,000	(g)	—	—	—	6,000	(f)
										13,674	(i)

(a)	The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees which are not included in this column pursuant to SEC rules.

(b)	Amounts paid under a Company-wide incentive plan for all employees associated with achieving identified customer service goals in the fourth quarter of 2005.

(c)	Amounts paid under the 2004 Annual Performance-Based Incentive Plan (“Performance Plan”). In March 2005, the Compensation Committee approved a performance bonus award of up to 150% of Mr. Abdo’s salary provided the Company met certain net income targets. The Company exceeded the established target, and Mr. Abdo received the maximum bonus award.

(d)	The Abdo Companies, a company in which John E. Abdo is the principal shareholder and Chief Executive Officer, received from the Company monthly management fees in the amounts indicated.

(e)	The bonus to Mr. Hegener was paid under the Performance Plan and was based upon a percentage of the net income of Core Communities above targeted amounts. Core Communities exceeded the established target.

(f)	Amounts paid as car allowance.

(g)	The Company provides matching funds under the Levitt Corporation Security Plus Plan, the Company’s 401(k) plan.

(h)	The bonuses to Mr. Weiner and Mr. Hoyos were paid under the Performance Plan and were based upon a percentage of the net income of Levitt and Sons above targeted amounts. Levitt and Sons exceeded the established target.

(i)	Payments associated with disability policy premiums and certain medical costs.

(j)	Payments associated with disability policy premiums.

Option Grants in 2005

The following table sets forth information concerning individual grants of stock options to the named executives in the Summary Compensation Table pursuant to the Company’s Option Plan during the fiscal year ended December 31, 2005. The Company has not granted and does not currently grant stock appreciation rights.

	Individual Grants
	Number of	% of Total			Potential Realizable Value at
	Securities	Options	Exercise		Assumed Annual Rates of
	Underlying	Granted to	Price		Stock Price Appreciation for
	Options	Employees in	Per	Expiration	Option Term(2)
Name	Granted(1)	Fiscal Year	Share	Date	5%($)	10%($)

Alan B. Levan	40,000	6.7%	$32.13	7/22/2015	$808,255	$2,048,278
John E. Abdo	60,000	10.1%	32.13	7/22/2015	1,212,383	3,072,417
Paul J. (“Pete”) Hegener	30,000	5.0%	32.13	7/22/2015	606,192	1,536,208
Elliott M. Wiener	30,000	5.0%	32.13	7/22/2015	606,192	1,536,208
Jeffery Hoyos	10,000	1.7%	32.13	7/22/2015	202,064	512,069

(1)	All option grants are in Class A Stock. All options vest in 2010.

(2)	Amounts for the named executive have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the remaining term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options. The dollar amounts set forth in these columns are the result of calculations based upon assumed rates of annual compounded stock price appreciation specified by regulation and are not intended to forecast actual future appreciation rates of the Company’s stock price.

Aggregated Option Exercises in 2005 and Year-End Option Values

The following table sets forth as to each of the named executive officers information with respect to option exercises during 2005 and the status of their options on December 31, 2005: (i) the number of shares of Class A Stock underlying options exercised during 2005, (ii) the aggregate dollar value realized upon the exercise of such options, (iii) the total number of exercisable and non-exercisable stock options held on December 31, 2005 and (iv) the aggregate dollar value of in-the-money exercisable options on December 31, 2005.

	Number of	Value	Number of Securities
	Class A Shares	Realized	Underlying Unexercised		Value of Unexercised In-the-
	Acquired Upon	Upon	Options on 12/31/05		Money Options on 12/31/05(1)
Name	Exercise of Option	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable

Alan B. Levan	—	—	—	100,000	—	$155,400
John E. Abdo	—	—	—	150,000	—	233,100
Paul J. (“Pete”) Hegener	—	—	—	75,000	—	116,550
Elliott Wiener	—	—	—	75,000	—	116,550
Jeffery Hoyos	—	—	—	25,000	—	38,850

(1)	Based upon the Company’s closing price of $22.74 at December 31, 2005 for Class A Stock as reported on the New York Stock Exchange.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

The Compensation Committee administers the Company’s executive officer compensation program. The Committee reviews and determines all executive officers’ compensation, administers the Company’s equity incentive plans (including reviewing and approving grants to the Company’s executive officers), makes recommendations to shareholders with respect to proposals related to compensation matters and generally consults with management regarding employee compensation programs. The Committee’s charter reflects these responsibilities, and the Committee and the Board periodically review and, if appropriate, revise the charter. The Board determines the Committee’s membership, which is composed entirely of independent directors. The Committee meets at scheduled times during the year, and it may also take action by written consent. The Committee Chairman reports on Committee actions and recommendations at Board meetings.

Pursuant to its authority to engage the services of outside advisors, experts and others to assist the Committee, the Committee engaged the services of Mercer Human Resource Consulting to assist and advise the Committee in connection with its evaluation of the competitiveness of executive pay and the alignment of executive pay and Company performance.

Executive Officer Compensation

The Company’s compensation program for executive officers consists of the following principal elements: a base salary, an incentive bonus and periodic grants of stock options and restricted stock. The Compensation Committee believes that this approach best serves the interests of shareholders by ensuring that executive officers are compensated in a manner that advances both the short and long term interests of the Company and its shareholders. Thus, compensation for the Company’s executive officers involves a portion of pay which depends on incentive payments which are generally earned based on an assessment of performance in relation to corporate goals, and stock options, which directly relate a significant portion of an executive officer’s long term remuneration to stock price appreciation realized by the Company’s shareholders.

Base Salary

The Company believes it offers competitive salaries based on a review of market practices and the duties and responsibilities of each officer. In setting base compensation, the Compensation Committee periodically examines market compensation levels and trends observed in the labor market. Market information is used as an initial frame of reference for annual salary adjustments and starting salary offers but alone is not determinative of salaries. Salary decisions are determined based on an annual review by the Compensation Committee with input and recommendations from the CEO and are made based on, among other things, competitive market salaries, the functional and decision making responsibilities of each position, and the contribution, experience and work performance of each executive officer.

Annual Incentive Program

The Company’s management incentive programs, which are designed to motivate the Company’s executives by recognizing and rewarding performance, consist of an annual incentive program and the shareholder approved Performance-Based Annual Incentive Plan. The annual incentive plan is a bonus plan used to compensate executives generally based on the Company’s profitability or returns on equity and the achievement of individual performance goals. Generally, a minimum corporate profitability threshold must be achieved before any bonus will be paid. Bonuses awarded under the annual incentive program are discretionary and based generally upon such officers’ contributions to the Company’s long-term success and growth. Bonuses awarded under the Performance-Based Annual Incentive Plan are based on the specific achievement of predetermined target goals.

The following bonuses were paid in March 2006 to the named executive officers based on their performance in 2005 and the Company’s results. Except for Mr. Levan, bonuses were paid under the Performance-Based Annual Incentive Plan.

2005 Bonus

Alan B. Levan	$300,000
John E. Abdo	$914,062
Peter Hegener	$1,783,500
Jeffery Hoyos	$388,456
Elliott Wiener	$1,165,369

Stock Options

Executive officers of the Company were granted stock options to purchase Class A Stock during 2005. All of the stock options were granted with an exercise price equal to at least 100% of the market value of the Class A Stock on the date of grant and vest on the fifth anniversary of the date of grant. The higher the trading price of the Class A Stock, the higher the value of the stock options. The granting of options is totally discretionary and options are awarded based on an assessment of an executive officer’s contribution to the success and growth of the Company. Grants of stock options to executive officers, including the named executive officers (other than the CEO), are generally made upon the recommendation of the CEO based on the level of an executive’s position with the Company, an evaluation of the executive’s past and expected performance and the number of outstanding and previously granted options. The Board of Directors believes that providing executives with opportunities to acquire an interest in the growth and prosperity of the Company through the grant of stock options enables the Company to attract and retain qualified and experienced executive officers. The Board of Directors also believes that utilization of stock options more closely aligns the executives’ interests with those of the Company’s shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

Compensation of the Chairman and Chief Executive Officer

As previously indicated, the Compensation Committee believes that the Company’s total compensation program is appropriately based upon market compensation levels, business performance and personal performance. The Compensation Committee reviews and fixes the base salary of the CEO based on those factors described above for other executive officers as well as the Compensation Committee’s assessment of Mr. Levan’s past performance as CEO and its expectation as to his future contributions. In 2006, Mr. Alan B. Levan received a 4% base salary increase from the Company, reflecting his contributions to the Company in 2005.

In evaluating Mr. Levan’s performance, the Compensation Committee considered the information provided by Mercer regarding competitive analysis and performance and took specific note of Mr. Levan’s leadership in connection with the Company’s development of a strategic plan to develop a scaleable national platform, steps taken to establish the required infrastructure to support future growth, actions taken to improve efficiencies and establish appropriate quality controls and the Company’s expansion into new markets. Future salary increases and bonuses will continue to reflect the amounts paid to chief executive officers at other public companies, as well as the Company’s financial condition, operating results and attainment of strategic objectives.

Internal Revenue Code Limits on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Compensation Committee believes that it is generally in the Company’s best interest to attempt to structure performance-based compensation, including stock option grants or performance-based restricted stock or restricted stock unit awards and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Compensation Committee may in the future approve compensation arrangements for certain officers that are not fully deductible. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

Submitted by the Members of the Compensation Committee:

S. Lawrence Kahn, III, Chairman
Alan Levy
William Nicholson

Shareholder Return Performance Graph

Set forth below is a graph comparing the cumulative total returns (assuming reinvestment of dividends) for the Class A Stock, the Russell 2000 Index and the Dow Jones U.S. Total Home Construction Index and assumes $100 is invested on January 2, 2004.

Comparison of Two Year Cumulative Total Return

	Symbol	1/2/2004	12/31/2004	12/30/2005
Levitt Corporation	LEV	$100.00	$152.00	$112.85
Dow Jones US Total Home Construction Index	DJUSHB	$100.00	$139.83	$161.22
Russell 2000 Index	RTY	$100.00	$117.87	$120.04

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee held 12 meetings during 2005. The Audit Committee’s meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company’s independent auditors for 2005, Pricewaterhouse Coopers LLP (“PWC”) and to monitor compliance matters. The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits and met with the internal and independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls. No auditor has been selected for the current year but it is anticipated that the selection will be made at the next Audit Committee meeting.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2005 with management, internal auditors and PWC.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. PWC audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee their independence and any other matters that they are required to discuss with the Audit Committee or that they believe should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and PWC.

The Audit Committee also discussed with PWC matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also received from PWC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PWC its independence from the Company. When considering PWC’s independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with PWC’s audit and review of the Company’s consolidated financial statements was compatible with maintaining PWC’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PWC for audit and non-audit services.

Based on these reviews and meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Submitted by the Members of the Audit Committee:

Joel Levy, Chairman
S. Lawrence Kahn, III
William R. Nicholson

Fees to Independent Auditors for Fiscal 2005 and 2004

The following table presents fees billed by PWC relating to the audit of the Company’s annual consolidated financial statements for fiscal 2005 and 2004 and fees billed by PWC relating to audit-related services, tax services and all other services rendered by PWC for fiscal 2005 and 2004.

		Fiscal 2005	Fiscal 2004
		(In thousands)

(1)	Audit fees(a)	$773	$1,019
(2)	Audit-related fees(b)	—	18
(3)	Tax fees(c)	—	10
(4)	All other fees	—	—

(a)	Includes amounts billed related to annual financial statement audits and Sarbanes-Oxley Section 404 internal controls attestation.

(b)	Represents billed audit fees related to the issuance of consolidating financial statements.

(c)	Work related to tax compliance services, tax advice, tax planning and tax examination assistance.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PWC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Under its charter, the Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the independent certified public accounting firm and shall not engage the independent certified public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent certified public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Under its current practices, the Audit Committee does not regularly evaluate potential engagements of the independent certified public accounting firm and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent auditor, and management may present additional services for pre-approval. The Audit Committee may delegate to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

The Audit Committee has determined that the provision of the services other than audit services, as described above, are compatible with maintaining the principal independent auditor’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

The following table sets forth, as of March 20, 2006, certain information as to Class A Stock and Class B Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of such stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company’s outstanding Class A Stock or Class B Stock as of March 20, 2006. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and with the Company pursuant to the Exchange Act. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after March 20, 2006. As used herein, “voting power” is the power to vote, or direct the voting of, shares and “investment power” includes the power to dispose, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

		Amount and Nature of
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership		Percent of Class

Class A Stock	BFC Financial Corporation	2,074,244	(1)	11.15%
	2100 West Cypress Creek Road Fort Lauderdale, Florida 33309
Class B Stock	BFC Financial Corporation	1,219,031	(1)	100%
	2100 West Cypress Creek Road Fort Lauderdale, Florida 33309

(1)	BFC Financial Corporation has sole voting and dispositive power over all shares listed. BFC Financial Corporation may be deemed to be controlled by Alan B. Levan and John E. Abdo, who collectively may be deemed to have an aggregate beneficial ownership of 52.9% of the outstanding common stock of BFC Financial Corporation. Mr. Alan B. Levan serves as Chairman and Chief Executive Officer of the Company and of BFC Financial Corporation and Mr. John E. Abdo serves as Vice Chairman of the Company and Vice Chairman of BFC Financial Corporation.

Security Ownership of Management

Listed in the table below are the outstanding shares of Class A Stock and Class B Stock beneficially owned as of December 31, 2005 by (i) all directors, (ii) named executive officers identified in the Summary Compensation Table included elsewhere herein and (iii) directors and executive officers as a group. The address of all parties listed below is 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309.

	Class A	Class B	Percent of	Percent of
	Common Stock	Common Stock	Class A	Class B
	Ownership	Ownership	Common Stock	Common Stock

BFC Financial Corporation(a)	2,074,244	1,219,031	11.15%	100%
Alan B. Levan(a)(b)(c)	16,173	—	*	0.0%
John E. Abdo(a)(c)	13,229	—	*	0.0%
Paul J. (“Pete”) Hegener	7,256	—	*	0.0%
Elliott M. Wiener	3,887	—	*	0.0%
Jeffery Hoyos	306	—	*	0.0%
James J. Blosser(d)	10,898	—	*	0.0%
Darwin C. Dornbush(d)	9,190	—	*	0.0%
S. Lawrence Kahn, III(d)	11,111	—	*	0.0%
Alan Levy(d)	2,482	—	*	0.0%
Joel Levy(d)	10,478	—	*	0.0%
William R. Nicholson(d)	14,028	—	*	0.0%
William R. Scherer(d)	9,710	—	*	0.0%
All directors and executive officers of the Company as a group (12 persons, including the individuals identified above)(a)(e)	2,182,992	1,219,031	11.73%	100%

*	Less than one percent of class.

(a)	BFC Financial Corporation may be deemed to be controlled by Alan B. Levan and John E. Abdo, who collectively may be deemed to have an aggregate beneficial ownership of 52.9% of the outstanding common stock of BFC Financial Corporation. Alan B. Levan serves as Chairman and Chief Executive Officer of the Company and Chairman, President and Chief Executive Officer of BFC Financial Corporation. John E. Abdo serves as Vice Chairman of the Company and Vice Chairman of BFC Financial Corporation.

(b)	Includes beneficial ownership of 92 shares of the Company’s Class A Stock held indirectly.

(c)	Includes beneficial ownership of shares of the Company’s Class A Stock held in BankAtlantic’s 401(k) plan as a result of the spin-off of Levitt Corporation on December 31, 2003 as follows: Alan B. Levan — 2,326 shares; John E. Abdo — 8,177 shares.

(d)	Includes beneficial ownership of the following shares of the Company’s Class A Stock which may be acquired within 60 days pursuant to stock options: James J. Blosser — 10,898 shares; Darwin C. Dornbush — 7,500 shares; S. Lawrence Kahn, III — 8,859 shares; Alan Levy — 1,699 shares; Joel Levy — 9,539 shares; William R. Nicholson — 9,190 shares; William R. Scherer — 7,500 shares.

(e)	Includes beneficial ownership of 55,185 shares of the Company’s Class A Stock, which may be acquired by directors within 60 days pursuant to stock options held by them.

2) PROPOSAL TO APPROVE THE COMPANY’S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

In 2003, the Company’s Board of Directors adopted the 2003 Stock Incentive Plan, which was approved by BankAtlantic Bancorp, Inc., the Company’s sole shareholder at that time. In 2004, at the first meeting of shareholders following the calendar year in which the Company became publicly held (as a result of the spin-off from BankAtlantic Bancorp), the Company’s shareholders approved the 2003 Stock Incentive Plan.

The Company’s 2003 Stock Incentive Plan currently provides for the issuance of restricted stock awards and for the grant of options to purchase the Company’s Class A Stock, and currently limits the total number of shares available for grant under the Plan to 1,500,000. As of March 20, 2006, only 227,437 shares of Class A Common Stock remained available for grant under the Company’s 2003 Stock Incentive Plan. The Board of Directors has determined that the current number of shares available for grant under the Plan does not afford the flexibility needed to provide competitive equity-based incentive compensation opportunities to the key officers and employees of the Company. The Board of Directors believes that the ability to grant equity-based incentive compensation awards promotes the retention and recruiting of key employees and enhances the relationship between employee performance and the creation of shareholder value. Based upon the recommendation of the Compensation Committee of the Board, the Board of Directors has, therefore, approved, subject to shareholder approval, the Company’s Amended and Restated 2003 Stock Incentive Plan, for the sole purpose of increasing the number of shares available for grant from 1,500,000 to 3,000,000.

In the event that the Company’s Amended and Restated 2003 Stock Incentive Plan is not approved by the shareholders, the increase in the number of shares available for grant will not take effect and the plan will remain in effect in its prior form without the amendment described above. The full text of the Amended and Restated 2003 Stock Incentive Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the description of the Amended and Restated 2003 Stock Incentive Plan provided below is qualified in its entirety by such reference.

Purpose of the 2003 Stock Incentive Plan

The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional incentive to the employees of the Company and its subsidiaries as well as other individuals who perform services for the Company and its subsidiaries, and to promote the success and profitability of the Company’s business.

Description of the Amended and Restated 2003 Stock Incentive Plan

Administration

A Plan Committee consisting of not less than two members of the Board (“Plan Committee”) administers the Plan. The Plan Committee has broad discretionary powers. The Board may exercise any power or discretion conferred on the Plan Committee.

Stock Subject to the Amended and Restated 2003 Stock Incentive Plan

A maximum of 3,000,000 shares of Class A Stock may be issued for restricted stock awards and upon the exercise of options granted under the plan. Any shares subject to grants under the plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall be available for further grant under the plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the plan.

Eligibility

The Plan Committee selects the people who will receive stock option grants and restricted stock awards under the plan. Any employee or director of the Company or of any of the Company’s subsidiaries, and any independent contractor or agent of the Company, may be selected to receive restricted stock awards or option grants.

Restricted Stock Awards

The Plan Committee may, in its discretion, grant awards of restricted stock to eligible individuals and eligible directors, up to a maximum of 3,000,000 shares of the Class A Stock. The Plan Committee determines at the time of the grant whether the award is a performance-based restricted stock award, the number of shares of Class A Stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. The Plan Committee may not grant restricted stock awards for more than 500,000 shares in any one calendar year to any person who is a “covered employee” under section 162(m) of the Internal Revenue Code (“Code”) or to all such persons in the aggregate.

As a general rule, shares of our Class A Stock that are subject to a restricted stock award will be held by the Plan Committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the Plan Committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the Plan Committee will exercise any voting or tender rights in its discretion and hold and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the Plan Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions or the immediate distribution of dividends paid on the underlying shares. In the alternative, the Plan Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions or the immediate distribution of dividends paid on the underlying shares.

Vesting

All restricted stock awards will be subject to a vesting schedule specified by the Plan Committee when the award is made. If the Plan Committee does not specify a vesting schedule, the award will vest on the first anniversary of the grant date. In the event of death or termination due to disability before the vesting date, unvested awards that would have vested within six months after death or termination for disability will be deemed vested. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.

Performance-Based Restricted Stock Awards

At the time of grant, the Plan Committee may designate a restricted stock award as a performance-based restricted stock award. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of retention of the shares. The performance goal(s) shall be based on one or more of the following:

•	earnings per share,

•	net income,

•	return on average equity,

•	return on average assets,

•	core earnings,

•	stock price,

•	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals, and

•	except in the case of a “covered employee” under section 162(m) of the Code, any other performance criteria established by the Plan Committee.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Plan Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the Plan Committee when the award is made. At least 75% of any performance measurement period will occur after the performance goal(s) are established.

The Plan Committee will determine in its discretion whether the award recipient has attained the goals. If they have been attained, the Plan Committee will certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient). No performance-based restricted stock awards will be granted after the fifth anniversary of the plan’s effective date unless the list of permissible performance goals is re-approved by the shareholders.

Terms and Conditions of Stock Option Grants

The Plan Committee will set the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant options to purchase more than 500,000 shares in the aggregate to individuals who are “covered employees” under section 162(m) of the Code. In addition, it may not grant options to purchase more than 150,000 shares to any individual during any calendar year.

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of Class A Stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than 10 years.

The Plan Committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the plan. Unless otherwise designated by the Plan Committee, options granted will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder’s termination of employment due to disability, one year after termination of employment due to death, or immediately upon termination for any other reason). The exercise period may be further extended for limited periods in the Plan Committee’s discretion.

Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, Class A Stock already owned by the option holder, or in such other consideration as the Plan Committee authorizes. Options may be transferred prior to exercise only to certain family members, trusts or other entities owned by the option holder and/or such family members, charitable organizations and on death of the option holder.

Mergers and Reorganizations

The number of shares available under the plan, the maximum limits on option grants and restricted stock awards to persons or groups of persons individually and in the aggregate, any outstanding awards and the number of shares subject to outstanding options may be adjusted, at the Plan Committee’s discretion, to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the Plan Committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, any outstanding options, at the discretion of the Plan Committee or the Board, may be canceled and payment made to the option holder in an amount equal to the value of the canceled options or modified to provide for alternative, nearly equivalent securities. Any outstanding restricted stock award shall be adjusted by allocating to the award recipient any money, stock, securities or other property received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the restricted stock award that applied to the shares for which it has been exchanged.

Termination or Amendment

The Board of Directors has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the Plan Committee; however, no amendment or termination may affect any option or restricted stock award granted prior to the amendment or termination without the recipient’s consent, unless the Plan Committee finds that such amendment or termination is in the best interests of the award recipients or our shareholders.

The Board of Directors has the authority to amend or revise the plan in whole or part at any time. As a New York Stock Exchange listed company, the Company is required to seek shareholder approval for amendments to the plan that are deemed material under the New York Stock Exchange listing rules. No material amendments affecting the terms of stock options or performance-based restricted stock awards may be made without shareholder approval.

Term of Plan

The plan will continue in effect for ten years from the date of adoption by our Board of Directors unless terminated sooner. No performance-based restricted stock awards will be granted after the fifth anniversary of the plan’s effective date unless the list of permissible performance goals is re-approved by the shareholders.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of restricted stock awards or stock option grants that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Code.

Restricted Stock Awards.   The stock awards under the plan do not result in federal income tax consequences to either us or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. The Company will generally be allowed to claim a deduction for compensation expense for this amount as well.

In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Stock Options.   Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year for termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, we will not be allowed to claim a deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

Deduction Limits.   The Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of the Company’s chief executive officer and any other executive officers named in the summary compensation table included in the Company’s annual proxy statement. There is an exception to this limit for “qualified performance-based compensation.” The Company has designed the plan with the intention that the stock options and performance-based restricted stock awards that the Company grants after obtaining shareholder approval will constitute qualified performance-based compensation. As a result, the Company does not believe that the $1 million limit will impair the Company’s ability to claim federal income tax deductions for compensation attributable to future performance-based restricted stock awards and stock options granted under the plan. The $1 million limit would apply to (i) future restricted stock awards, if any, made to covered employees that are not designated as performance-based restricted stock awards and (ii) to all stock options and all restricted stock grants outstanding under the plan on the date of this proxy statement.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is certain information, as of December 31, 2005, concerning our equity compensation plans for which we have previously obtained shareholder approval and those equity compensation plans for which we have not previously obtained shareholder approval.

Weighted Average
	Number of Securities to be	Exercise Price of	Number of
	Issued Upon Exercise of	Outstanding	Securities
	Outstanding Options,	Options, Warrants	Remaining Available
Plan Category	Warrants or Rights	and Rights	for Future Issuance

Equity compensation plans approved by security holders	1,312,063	$25.47	187,937
Equity compensation plans not approved by security holders	—	—	—
Total	1,312,063	$25.47	187,937

Other Matters

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those referred to in the accompanying Notice of Meeting that may be brought before the Annual Meeting.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP (“PWC”) served as the Company’s independent registered certified public accounting firm for each of the years ended December 31, 2005, 2004 and 2003. A representative of PWC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

ADDITIONAL INFORMATION

“Householding” of Proxy Material.  The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or our transfer agent, American Stock Transfer  & Trust Company (“AST”) that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single Proxy Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple Proxy Statements and would like to request delivery of a single Proxy Statement, please notify your broker if your shares are held in a brokerage account or AST if you hold registered shares. You can notify AST by calling 800-937-5449 or by sending a written request to American Stock Transfer & Trust Company, 59 Maiden Lane — Plaza Level, New York, NY 10038, attention Karen A. Trachtenberg, Vice President.

Advance Notice Procedures

Under our By-Laws, no business may be brought before an annual meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the By-Laws about the shareholder and the proposed action) not less than 90, or more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting — that is, with respect to the Annual Meeting of Shareholders in 2007, between January 16, 2007 and February 17, 2007. In addition, any shareholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within this time period and comply with the information requirements in the By-Laws relating to shareholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s Proxy Statement.

Shareholder Proposals for the 2007 Annual Meeting.  Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2007 may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary no later than December 18, 2006, at the Company’s main offices, 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company’s Proxy Statement and form of proxy for that meeting.

Proxy Solicitation Costs.  The enclosed Proxy Statement is solicited on behalf of the Company’s Board of Directors. The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Alan B. Levan
Chairman

April 17, 2006

Appendix A

PROPOSED
LEVITT CORPORATION
AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

1. PURPOSES.   The purposes of this Levitt Corporation 2003 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries (as defined in Section 2 below) as well as other individuals who perform services for the Company and its Subsidiaries, and to promote the success and profitability of the Company’s business. Options granted hereunder may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or “non-qualified stock options,” at the discretion of the Committee (as defined in Section 2 below) and as reflected in the terms of the Stock Option Agreement (as defined in Section 2 below).

2. DEFINITIONS.   As used herein, the following definitions shall apply:

(a) “Award Notice” shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

(b) “Award Recipient” shall mean the recipient of a Restricted Stock Award.

(c) “Beneficiary” shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient’s death.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Class A Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

(h) “Company” shall mean Levitt Corporation, a Florida corporation, and its successors and assigns.

(i) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company or the Committee. Continuous Status as an Employee shall not be deemed terminated or interrupted by a termination of employment followed immediately by service as a non-Employee director of the Company or one or more of its Subsidiaries until a subsequent termination of all service as either a non-Employee director or an Employee.

(j) “Covered Employee” shall mean, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of section 162(m) of the Code).

(k) “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Class A Common Stock, the fair market value per Share shall be (i) if the Class A Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the closing price of such stock on such exchange or reporting system, as the case may be, on the relevant date, as reported in any newspaper of general circulation, or (ii) if the Class A Common Stock is quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such stock on the relevant date, as reported by a generally recognized reporting service.

(o) “Incentive Stock Option” shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p) “Nonqualified Stock Option” shall mean a stock option not intended to qualify as an Incentive Stock Option or a stock option that at the time of grant, or subsequent thereto, fails to satisfy the requirements of Section 422 of the Code.

(q) “Option” shall mean a stock option granted pursuant to the Plan.

(r) “Optioned Stock” shall mean the Class A Common Stock subject to an Option.

(s) “Optionee” shall mean the recipient of an Option.

(t) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) “Performance-Based Restricted Stock Award” shall mean a Restricted Stock Award to which Section 8.3 is applicable.

(v) “Performance Goal” shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 8.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

(w) “Performance Measurement Period” shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

(x) “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

(y) “Restricted Stock Award” shall mean an award of Shares pursuant to Section 8.

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

(aa) “Service” shall mean, unless the Committee provides otherwise in an Award Notice: (a) service in any capacity as a common-law employee, director, advisor or consultant to the Company or a Parent or Subsidiary; (b) service in any capacity as a common-law employee, director, advisor or consultant (including periods of contractual availability to perform services under a retainer arrangement) to an entity that was formerly a Parent or Subsidiary, to the extent that such service is an uninterrupted continuation of services being provided immediately prior to the date on which such entity ceased to be a Parent or Subsidiary; and (c) performance of the terms of any contractual non-compete agreement for the benefit of the Company or a Parent or Subsidiary.

(bb) “Share” shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 9 of the Plan.

(cc) “Stock Option Agreement” shall mean the written option agreements described in Section 14 of the Plan.

(dd) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee) “Transferee” shall mean a “transferee” of the Optionee as defined in Section 7.4 of the Plan.

3. STOCK.   Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options under the Plan is 3,000,000 Shares. The maximum aggregate number of Shares which may be covered by Options granted to individuals who are Covered Employees shall be 500,000 Shares during any calendar year. The maximum aggregate number of Shares which may be issued as Restricted Stock Awards to individuals who are Covered Employees shall be 500,000 Shares during any calendar year. If an Option or Restricted Stock Award should expire or become un-exercisable for any reason without having been exercised or vested in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

Subject to the provisions of Section 9 of the Plan, no person shall be granted Options under the Plan in any calendar year covering an aggregate of more than 150,000 Shares. If an Option should expire, become unexercisable for any reason without having been exercised in full, or be cancelled for any reason during the calendar year in which it was granted, the number of Shares covered by such Option shall nevertheless be treated as Options granted for purposes of the limitation in the preceding sentence.

4. ADMINISTRATION.

(a) Procedure.   The Plan shall be administered by a Committee appointed by the Board of Directors, which initially shall be the Compensation Committee of the Company. The Committee shall consist of not less than two (2) members of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors, at its discretion, may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of less than two (2) members of the Board of Directors administer the Plan. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board may take any action and exercise any power, privilege or discretion under the Plan that would otherwise be the responsibility of the Committee.

(b) Powers of the Committee.   Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, to grant Nonqualified Stock Options or to grant Restricted Stock Awards; (ii) to determine, upon review of relevant information, the Fair Market Value of the Class A Common Stock; (iii) to determine the exercise price per share of Options to be granted or consideration for Restricted Stock Awards; (iv) to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted and the number of Shares to be represented by each Option or Restricted Stock Award; (v) to determine the vesting schedule of the Options and Restricted Stock Awards to be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical) and, with the consent of the holder thereof if required, modify or amend each Option or Restricted Stock Award; (ix) to accelerate or defer (with the consent of the holder thereof) the exercise or vesting date of any Option or the vesting date of any Restricted Stock Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Committee; (xi) to grant an Option in replacement of Options previously granted under this Plan; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of the Committee’s Decision.   All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Award Recipients or Transferees, if applicable.

5. ELIGIBILITY.   Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options and Restricted Stock Awards may be granted to Employees as well as directors, independent contractors and agents who are natural persons (but only if such Options or Restricted Stock Awards are granted as compensation for personal services rendered by the independent contractor or agent to the Company or a Subsidiary that are not services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company’s securities), as determined by the Committee. Any person who has been granted an Option or Restricted Stock Award may, if he is otherwise eligible, be granted an additional Option or Options or Restricted Stock Award.

Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Shares for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

The Plan shall not constitute a contract of employment nor shall the Plan confer upon any Optionee or Award Recipient any right with respect to continuation of employment or continuation of providing services to the Company, nor shall it interfere in any way with his right or the Company’s or any Parent or Subsidiary’s right to terminate his employment or his provision of services at any time.

6. TERM OF PLAN.   The Plan shall become effective upon its adoption by the Board of Directors; provided, however, if the Plan is not approved by shareholders of the Company in accordance with Section 15 of the Plan within twelve (12) months after the date of adoption by the Board of Directors, the Plan and any Options or Restricted Stock Awards granted thereunder shall terminate and become null and void. The Plan shall continue in effect ten (10) years from the effective date of the Plan, unless sooner terminated under Section 11 of the Plan.

7. STOCK OPTIONS.

7.1  Term of Option.   The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in such Optionee’s Stock Option Agreement.

7.2  Exercise Price And Consideration.

(a) Price.   The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, but shall be subject to the following:

(i) In the case of an Incentive Stock Option which is

(A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to an Employee not within (A), the per share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(C) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Certain Corporate Transactions.   In the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an “incentive stock option”) to preserve, on a per Share basis immediately after such corporate transaction, the same ratio of Fair Market Value per Option Share to exercise price per Share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

(c) Payment.   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company’s capital stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the law of the Company’s jurisdiction of incorporation. The Committee may also establish coordinated procedures with one or more brokerage firms for the “cashless exercise” of Options, whereby Shares issued upon exercise of an Option are delivered against payment by the brokerage firm on the Optionee’s behalf. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.3  Exercise Of Option.

(a) Procedure for Exercise; Rights as a Shareholder.   Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company or its Subsidiaries and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.2(c) of the Plan. Until the issuance of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee.   Subject to this Section 7.3(b), if any Employee ceases to be in Continuous Status as an Employee, he or any Transferee may, but only within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the date he ceases to be an Employee, exercise his Option to the extent that he or any Transferee was entitled to exercise it as of the date of such termination. To the extent that he or any Transferee was not entitled to exercise the Option at the date of such termination, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate. If any Employee ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such Employee or any Transferee shall terminate immediately and automatically on the date of his termination as an Employee unless otherwise determined by the Committee. Notwithstanding the foregoing, if an Employee ceases to be in Continuous Status as an Employee solely due to a reorganization, merger, consolidation, spin-off, combination, re-assignment to another member of the affiliated group of which the Company is a member or other similar corporate transaction or event, the Committee may, in its discretion, suspend the operation of this Section 7.3(b); provided that the Employee shall execute an agreement, in form and substance satisfactory to the Committee, waiving such Employee’s right to have such Employee’s Options treated as Incentive Stock Options from and after a date determined by the Committee which shall be no later than three months from the date on which such Employee ceases to be in Continuous Status as an Employee, and such Employee’s Options shall thereafter be treated as Nonqualified Options for all purposes.

(c) Disability of Optionee.   Notwithstanding the provisions of Section 7.3(b) above, in the event an Employee is unable to continue his employment as a result of his Disability, he or any Transferee may, but only within three (3) months or such other period of time not exceeding twelve (12) months as is determined by the

Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) from the date of termination of employment, exercise his Option to the extent he or any Transferee was entitled to exercise it at the date of such Disability. To the extent that he or any Transferee was not entitled to exercise the Option at the date of Disability, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death of Optionee.   In the event of the death of an Optionee:

(i) during the term of the Option and who is at the time of his death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) following the date of death, by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

(ii) within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination.

7.4  Transferability Of Options.   During an Optionee’s lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may determine that an Option may be transferred by an Optionee to any of the following: (1) a family member of the Optionee; (2) a trust established primarily for the benefit of the Optionee and/or a family member of said Optionee in which the Optionee and/or one or more of his family members collectively have a more than 50% beneficial interest; (3) a foundation in which such persons collectively control the management of assets; (4) any other legal entity in which such persons collectively own more than 50% of the voting interests; or (5) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a “Transferee”); provided, however, in no event shall an Incentive Stock Option be transferable if such transferability would violate the applicable requirements under Section 422 of the Code. Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

8. RESTRICTED STOCK AWARDS.

8.1  In General.

(a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Award Recipient containing such terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, any of the following terms or conditions:

(i) the number of Shares covered by the Restricted Stock Award;

(ii) the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv) the date of grant of the Restricted Stock Award; and

(v) the vesting date for the Restricted Stock Award;

(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee for the benefit of the Award Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of Award Recipient and held by the Committee, together with a stock power executed by the Award Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Award Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:

The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between Levitt Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the Levitt Corporation 2003 Stock Incentive Plan, copies of which are on file at the executive offices of Levitt Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

and/or such other restrictive legend as the Committee, in its discretion, may specify.

(c) Except as otherwise provided by the Committee, a Restricted Stock Award shall not be transferable by the Award Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.

8.2  Vesting Date.

(a) The vesting date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date on which the Restricted Stock Award is granted. Unless otherwise determined by the Committee and specified in the Award Notice:

(i) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture);

(ii) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award on account of death or Disability, any unvested Shares with a vesting date that is during the period of six (6) months beginning on the date of termination of Service shall become vested on the date of termination of Service and any remaining unvested Shares forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture); and

8.3  Performance-Based Restricted Stock Awards.

(a) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals the attainment of which shall be a condition of the Award Recipient’s right to retain the related Shares. The Performance Goals shall be selected from among the following:

(i) earnings per share;

(ii) net income;

(iii) return on average equity;

(iv) return on average assets;

(v) core earnings;

(vi) stock price;

(vii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals;

(viii) except in the case of a Covered Employee, any other performance criteria established by the Committee;

(ix) any combination of (i) through (viii) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

(b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance-Based Restricted Stock Award is granted during the first three months of the Company’s fiscal year, the fiscal year of the Company in which the Performance-Based Restricted Stock Award is granted; and

(ii) in all other cases, the period of four (4) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.

(c) Within a reasonable period of time as shall be determined by the Committee following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.

(d) If the Performance Goals for a Performance-Based Restricted Stock Award have been determined by the Committee to have been attained and certified, the Committee shall either:

(i) if the relevant vesting date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient;

(ii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have been determined by the Committee to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

(e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 8.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.

8.4  Dividend Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.

8.5  Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

8.6  Tender Offers.   Each Award Recipient shall have the right to respond, or to direct the response, with respect to the issued Shares related to its Restricted Stock Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

8.7  Designation of Beneficiary.   An Award Recipient may designate a Beneficiary to receive any unvested Shares that become available for distribution on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient’s death shall be paid to the executor or administrator of the Award Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

8.8  Taxes.   The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

Subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in the Committee’s discretion in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under the Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (ii) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (iii) the exercise price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options and Restricted Stock Awards (including, without limitation, cancellation of Options or Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the

Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Covered Employee with respect to the Company or its Parent or Subsidiaries shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. In addition, each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an “incentive stock option” as defined in Section 422 of the Code. The Committee’s determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option or Restricted Stock Award.

In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that holders of Class A Common Stock will be entitled to receive stock or other securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of the Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee or the Board of Directors may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board of Directors and give each Optionee or Transferee, if applicable, the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be cancelled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the exercise price of the Option being cancelled.

In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options or Restricted Stock Awards; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10. TIME FOR GRANTING OPTIONS AND RESTRICTED STOCK AWARDS.   The date of grant of an Option or Restricted Stock Award shall, for all purposes, be the date on which the Committee makes the determination granting such Option or Restricted Stock Award or such later date as the Committee may specify. Notice of the determination shall be given to each Optionee or Award Recipient within a reasonable time after the date of such grant.

11. AMENDMENT AND TERMINATION OF THE PLAN.

11.1  Committee Action; Shareholders’ Approval.   Subject to applicable laws and regulations, the Committee or the Board of Directors may amend or terminate the Plan from time to time in such respects as the Committee or the Board of Directors may deem advisable, without the approval of the Company’s shareholders.

11.2  Effect of Amendment or Termination.   No amendment or termination or modification of the Plan shall in any manner affect any Option or Restricted Stock Award theretofore granted without the consent of the Optionee or Award Recipient, except that the Committee or the Board of Directors may amend or modify the Plan in a manner that does affect Options or Restricted Stock Awards theretofore granted upon a finding by the Committee or the Board of Directors that such amendment or modification is in the best interest of Shareholders, Optionees or Award Recipients.

12. CONDITIONS UPON ISSUANCE OF SHARES.   Shares shall not be issued pursuant to the exercise of an Option or delivered with respect to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the grant of a Restricted Stock Award and the delivery of Shares with respect thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, grant of a Restricted Stock Award or delivery of Shares with respect to a Restricted Stock Award, the Company may require the Person exercising such Option or acquiring such Shares or Restricted Stock Award to represent and warrant at the time of any such exercise, grant or acquisition that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

13. RESERVATION OF SHARES.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

14. STOCK OPTION AGREEMENT; AWARD NOTICE.   Options shall be evidenced by written option agreements and Restricted Stock Awards shall be evidenced by Award Notices, each in such form as the Board of Directors or the Committee shall approve.

15. SHAREHOLDER APPROVAL.   Continuance of the Plan shall be subject to approval by the shareholders of the Company entitled to vote thereon within twelve months after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of outstanding shares of the Company’s common stock representing a majority of the votes entitled to be cast thereon. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the date the Plan is adopted unless, prior to such date, the listing of permissible Performance Goals set forth in Section 8.3 shall have been re-approved by the shareholders of the Company in the manner required by Section 162(m) of the Code and the regulations thereunder.

16. OTHER PROVISIONS.   The Stock Option Agreements or Award Notices authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option or vesting of the Restricted Stock Award, as the Board of Directors or the Committee shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Option will be an incentive stock option as defined in Section 422 of the Code.

17. INDEMNIFICATION OF COMMITTEE MEMBERS.   In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Restricted Stock Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

18. NO OBLIGATION TO EXERCISE OPTION.   The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

19. WITHHOLDINGS; TAX MATTERS.

19.1 The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option exercise price per Share.

19.2 If and to the extent permitted by the Committee and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the following legend:

The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between Levitt Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the Levitt Corporation 2003 Stock Incentive Plan, copies of which are on file at the executive offices of Levitt Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Award Recipient’s termination of Service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Award Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

20. OTHER COMPENSATION PLANS.   The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

21. SINGULAR, PLURAL; GENDER.   Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

22. HEADINGS, ETC. NO PART OF PLAN.   Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

23. SEVERABILITY.   If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions of the Plan and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

LEVITT CORPORATION
2100 W. CYPRESS CREEK ROAD
FT. LAUDERDALE, FL 33309
IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
VOTE BY INTERNET — www.proxyvvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Levitt Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Levitt Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
123,456,789,012.00000
è 000000000000

	☒	PAGE	1 OF	2
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:			LEVIT1	KEEP THIS PORTION FOR YOUR RECORDS

				DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LEVITT CORPORATION
02          0000000000     215168046076
Vote on Directors

1.	Election of three directors, each for a term of three years.	For All	Withhold All	For All Except	INSTRUCTION: To withhold authority to vote any individual nominee(s), mark “For All Except” and write the nominee’s name(s) below.
NOMINEES:
1) James Blosser
	2) Darwin Dornbush	☐	☐	☐

3) Alan B. Levan

		For	Against	Abstain

2.	Approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.
		☐	☐	☐

3.	In his or her discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1 AND “FOR” THE APPROVAL OF PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes, please check this box and write them on the back where indicated.	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

123,456,789,012 52742P108 35
Signature [PLEASE SIGN WITHIN BOX]	Date	P29973	Signature (Joint Owners)	Date

LEVITT CORPORATION
2100 W. CYPRESS CREEK ROAD, FT. LAUDERDALE, FL 33309
ANNUAL MEETING OF SHAREHOLDERS
OF LEVITT CORPORATION
MAY 16, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints George P. Scanlon and Claudia F. Haines, and each of them, acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of Levitt Corporation held of record by the undersigned on March 20, 2006, at the Annual Meeting of Shareholders to be held on May 16, 2006 and at any adjournment or postponement thereof.
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Levitt Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
LEVITT CORPORATION
2100 W. CYPRESS CREEK ROAD
FT. LAUDERDALE, FL 33309
IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

123,456,789,012.00000
è	000000000000

PAGE	1 OF	2

☒
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	LEVIT3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CONFIDENTIAL VOTING CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEVITT CORPORATION

Vote on Directors	02	0000000000	215168046076

1.	Election of three directors, each for a term of three years.		For All	Withhold All	For All Except	INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s name(s) below.
NOMINEES:
	1)	James Blosser
	2)	Darwin Dornbush	☐	☐	☐

	3)	Alan B. Levan

		For	Against	Abstain

2.	Approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.	☐	☐	☐

3.	In his or her discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1 AND “FOR” THE APPROVAL OF PROPOSAL 2.

	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, adminis:rator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AUTO DATA PROCESSING
For address changes, please check this box and write them on			☐	INVESTOR COMM SERVICES
the back where indicated.				ATTENTION:
	Yes	No		TEST PRINT
51 MERCEDES WAY
Please indicate if you plan to attend this meeting.	☐	☐		EDGEWOOD, NY
11717
HOUSEHOLDING ELECTION — Please indicate if you
consent to receive certain future investor
communications in a single package per household.	☐	☐

		P29973			123,456,789,012 52742PA99 25
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

LEVITT CORPORATION
2100 West Cypress Creek Road
Fort Lauderdale, FL 33309
Phone 954-940-4950
Fax 954-940-4960
April 17, 2006
Dear 401(k) Account Holder
As you know, you are a participant in the Levitt Corporation Security Plus Plan, the Company’s 401(k) Plan, and you have shares of Levitt Corporation (LEV) Class A Common Stock allocated to the 401(k) account.
As a participant in the LEV Stock Fund, you may direct the voting at the Levitt Corporation 2006 Annual Meeting of Shareholders to be held on May 16, 2006 (the “2006 Annual Meeting”) of the shares of LEV’s Class A Common Stock held by the 401(k) Plan Trust and allocated to the account as of the voting record date of March 20, 2006 (the “Record Date”). The number of “share equivalents” held in the account as of the Record Date appears on the enclosed Confidential Voting Instruction Card. Please note that the number of “units” reported on the quarterly ING 401(k) statements is not the same as the number of “share equivalents” represented by the unit ownership.
A total of 39,466 share equivalents of Class A Common Stock of LEV were held in the 401(k) Plan Trust as of the Record Date for the 2006 Annual Meeting.
A committee consisting of George Scanton, Jeffery Hoyos, James Anderson, Seth Wise and Tom Freeman administer the 40l(k) Plan (the “Committee”) An unrelated corporate trustee for the 401(k) Plan has been appointed, ING National Trust (the “Trustee”).
HOW YOU EXERCISE YOUR VOTING RIGHTS
Because the Trustee is the owner of record of all of the Class A Common Stock held in the Trust, only it may submit an official proxy card or ballot to cast votes for this Class A Common Stock. You exercise your right to direct the vote of Class A Common Stock that has been allocated to the account by submitting a Confidential Voting Instruction Card that will tell the Trustee how to complete the proxy card or ballot for the share equivalents. The Committee is furnishing to you the Confidential Voting Instruction Card, together with a copy of the Company’s Proxy Statement for the 2006 Annual Meeting, so that you may exercise your right to direct the voting of shares of Class A Common Stock allocated to the account. The Confidential Voting Instruction Card indicates how many share equivalents of Common Stock were allocated to the account, and thus how many votes you have, as of the Record Date. The Confidential Voting Instruction Card also lists the specific proposal to be voted on at the 2006 Annual Meeting.
In order to direct the rating of shares allocated to the account under the 401(k) Plan, you must fill-out and sign the Confidential Voting Instruction Card and return it in the accompanying envelope by May 5, 2006.
The Confidential Voting Instruction Card will be delivered directly to the Trustee who will tally all the instructions received. If the Confidential Voting Instruction Card is received on or before May 9, 2006, the Trustee will vote the number of shares of Class A Common Stock indicated on the Confidential Voting Instruction Card in the manner you direct. The contents of the Confidential Voting Instruction Card will be kept confidential. No one at Levitt Corporation will have access to information about anyone’s individual choices.
UNSPECIFIED PROPOSALS
At the 2006 Annual Meeting, it is possible, although very unlikely, that shareholders will be asked to vote on matters other than those specified on the attached Confidential Voting Instruction Card. In such a case, there may not be time to ask you for further voting directions. If this situation arises, the Trustee has a legal duty to decide how to vote all of the shares held in the Trust. In making a decision, it will act solely in the interest of participating employees and their beneficiaries.
IF YOU DO NOT VOTE
The Trustee has a legal duty to see that all voting rights for shares of Class A Common Stock held in the Trust are exercised. If you do not file a Confidential Voting Instruction Card, or if the independent tabulator receives the Confidential Voting Instruction Card after the deadine, the Trustee will decide how to exercise the votes for the shares. In making a decision, it will act solely in the interest of participating employees and their beneficiaries.
This voting direction procedure is your opportunity to participate in decisions that will affect the future of Levitt Corporation. Please take advantage of this opportunity by completing and signing the Confidential Voting Instruction Card using the self-addressed envelope provided.
Sincerely,
The 401(k) Committee

Enclosures	Proxy Statement Annual Report
Confidential Voting Instruction Card
Self-addressed stamped envelope

LEVITT CORPORATION
2100 W. CYPRESS CREEK ROAD, FT. LAUDERDALE, FL 33309
ANNUAL MEETING OF SHAREHOLDERS
OF LEVITT CORPORATION
MAY 16, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
I, the undersigned, understand that the Trustee is the holder of record and custodian of all shares of Levitt Corporation (the “Company”) Class A Common stock allocated to my account under Levit 401(k) Plan. Further, I understand that my voting directions are solicited on behalf or the Trustee for the Annual Meeting of Shareholders on May 16, 2006. As a named fiduciary with respect to the Company Class A Common Stock as indicated on the reverse.
The Trustee is hereby directed to vote any shares allocated to me, I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR all nominees and FOR approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.
By signing on the reverse side, I acknowledge receipt of a copy of the Proxy Statement that was furnished to shareholders of the Company in connection with the Annual Meeting of Shareholders and the accompanying letter from the Committee appointed to the administer the 401(k) Plan.
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)

BANKATLANTIC BANCORP, INC. 2100 W. CYPRESS CREEK ROAD FT. LAUDERDALE, FL 33309	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BankAtlantic Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BABAI3	KEEP THIS PORTION FOR YOUR RECORDS

THE CONFIDENTIAL VOTING CARD IS VALID ONLY WHEN SIGNED AND DATED		DETACH AND RETURN THIS PORTION ONLY

LEVITT CORPORATION

Vote on Directors

1.	The election of three directors for terms of three years each, as listed below:	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee number on the line below.

01) James Blosser
	02) Darwin Dornbush	☐	☐	☐

03) Alan B. Levan

Vote on Proposal		For	Against	Abstain

2.	Approval of the Company’s Amended and Restated 2003 Stock Incentive Plan.	☐	☐	☐

3.	In the discretion of the Trustee, as to any other matter or proposal to be voted on by the Company’s shareholders at the Annual Meeting of Shareholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES IN THE LISTED PROPOSAL AND “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

April 17, 2006
Dear 401(k) Account Holder:
As you know, you are a participant in the BankAtlantic Security Plus Plan, BankAtlantic’s 401(k) Plan, and you have shares of Levitt Corporation (“LEV”) Class A Common Stock allocated to the 401(k) account.
As a participant in the LEV Stock Fund, you may direct the voting at the Levitt Corporation 2006 Annual Meeting of Shareholders to be held on May 16, 2006 (“2006 Annual Meeting”) of the shares of Class A Common Stock of LEV (“Class A Common Stock”) held by the 401(k) Plan Trust and allocated to the account as of the voting record date of March 20, 2006 (the “Record Date”). The number of “share equivalents” held in the account as of the Record Date appears on the enclosed Confidential Voting Instruction Card. Please note that the number of “units” reported on the quarterly Schwab 401(k) statements is not the same as the number of “share equivalents” represented by the unit ownership.
A total of 79,663 share equivalents of Class A Common Stock were held in the 401(k) Plan as of the Record Date for LEV’s 2006 Annual Meeting.
A committee consisting of Jeff Callan, Patricia Lefebvre, Gino Martone, Jeff Mindling and Tim Watson administers the 401(k) Plan (“Committee”). An unrelated corporate trustee for the 401(k) Plan has been appointed, The Charles Schwab Trust Company (the “Trustee”).
HOW YOU EXERCISE YOUR VOTING RIGHTS
Because the Trustee is the owner of record of all of the Class A Common Stock held in the Trust, only it may submit an official proxy card or ballot to cast votes for this Class A Common Stock. You exercise your right to direct the vote of Class A Common Stock that has been allocated to the account by submitting a Confidential Voting Instruction Card that will tell the Trustee how to complete the proxy card or ballot for the share equivalents. The Committee is furnishing to you the Confidential Voting Instruction Card, together with a copy of LEV’s Proxy Statement for the 2006 Annual Meeting, so that you may exercise your right to direct the voting of shares of Class A Common Stock allocated to the account. The Confidential Voting Instruction Card indicates how many share equivalents of Common Stock were allocated to the account, and thus how many votes you have, as of the Record Date. The Confidential Voting Instruction Card also lists the specific proposals to be voted on at the 2006 Annual Meeting.
In order to direct the voting of shares allocated to the account under the 401(k) Plan, you must fill-out and sign the Confidential Voting Instruction Card and return it in the accompanying envelope by May 5, 2006.
The Confidential Voting Instruction Card will be delivered directly to the Trustee who will tally all the instructions received. If your Confidential Voting Instruction Card is received on or before May 5, 2006, the Trustee will vote the number of shares of Class A Common Stock indicated on the Confidential Voting Instruction Card in the manner you direct. The contents of the Confidential Voting Instruction Card will be kept confidential. No one at LEV, BankAtlantic Bancorp or BankAtlantic will have access to information about anyone’s individual choices.
UNSPECIFIED PROPOSALS
At the 2006 Annual Meeting, it is possible, although very unlikely, that shareholders will be asked to vote on matters other than those specified on the attached Confidential Voting Instruction Card. In such a case, there may not be time to ask you for further voting directions. If this situation arises, the Trustee has a legal duty to decide how to vote all of the shares held in the Trust. In making a decision, it will act solely in the interest of participating employees and their beneficiaries.
IF YOU DO NOT VOTE
The Trustee has a legal duty to see that all voting rights for shares of Class A Common Stock held in the Trust are exercised. If you do not file a Confidential Voting Instruction Card, or if the independent tabulator receives the Confidential Voting Instruction Card after the deadline, the Trustee will decide how to exercise the votes for the shares. In making a decision, it will act solely in the interest of participating employees and their beneficiaries.
This voting direction procedure is your opportunity to participate in decisions that will affect the future of LEV. Please take advantage of this opportunity by completing and signing the Confidential Voting Instruction Card using the self-addressed envelope provided.
Sincerely,
The 401(k) Committee

Enclosures:	Proxy Statement
Annual Report
Confidential Voting Instruction Card
Self-addressed, stamped envelope

The Trustee is hereby directed to vote any shares allocated to me. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR all nominees and all of the listed proposals.
By signing on the reverse, I acknowledge receipt of a copy of the Proxy Statement that was furnished to shareholders of the Company in connection with the Annual Meeting of Shareholders and the accompanying letter from the Committee appointed to administer the 401(k) Plan.
PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED ENVELOPE TO BE RECEIVED NO LATER THEN MAY 5, 2006.
I, the undersigned, understand that the Trustee is the holder of record and custodian of all shares of Levitt Corporation (the “Company”) Class A Common Stock allocated to the account under the Company’s 401(k) Plan. Further, I understand that my voting directions are solicited on behalf of the Trustee for the Annual Meeting of Shareholders on May 16, 2006. As a named fiduciary with respect to the Company Class A Common Stock allocated to me, I direct you to vote all such Company A Common Stock as listed on the reverse.